SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Absolute Return Fund
Allspring Asset Allocation Fund
Allspring Real Return Fund

Effective immediately, in the section entitled “Manager and Class-Level Administrator” the class-level administrator fee table is replaced with the following:

For Absolute Return Fund and Asset Allocation Fund
Class-Level Administrator Fee
Share Class	% of Total net Assets
Class A	0.20%
Class C	0.20%
Class R6	0.03%
Administrator Class	0.13%
Institutional Class	0.13%

For Real Return Fund
Class-Level Administrator Fee
Share Class	% of Total Net Assets
Class A	0.15%
Class C	0.15%
Class R6	0.03%
Administrator Class	0.10%
Institutional Class	0.08%

February 4, 2025